Supplement dated December 22, 2011
to the
Prospectus and Statement of Additional Information dated April 30, 2011 for Marketfield Fund (the “Fund”),
a series of Trust for Professional Managers (the “Trust”)

This supplement makes the following amendments to disclosures in the Prospectus and Statement of Additional Information dated April 30, 2011.

The first paragraph in the section of the Prospectus entitled “Shareholder Information – How to Purchase Shares” beginning on page 17 is amended as set forth below:

Shares of the Fund are purchased at the next NAV per share calculated after your purchase order is received by the Fund.  The minimum initial investment is $2,500, with a minimum investment of $100 for subsequent investments.  The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of initial or subsequent investments.  Authorized Intermediaries may open an account under the stated minimum but may require their customers to meet higher or lower investment minimums.

The first paragraph in the section of the Statement of Additional Information entitled “Purchase and Redemption of Fund Shares – Purchase of Shares” beginning on page 38 is amended as set forth below:

Purchase of Shares

Shares of the Fund are sold in a continuous offering and may be purchased on any business day through financial intermediaries (each an “Authorized Intermediary”), as described in the Prospectus, or directly from the Fund.  The Fund may authorize one or more Authorized Intermediaries to accept purchase orders on a shareholder’s behalf.  Authorized Intermediaries are authorized to designate other intermediaries to accept orders on the Fund’s behalf.  In such cases, the Fund will be deemed to have received a purchase or redemption order when an Authorized Intermediary or, if applicable, an Authorized Intermediary’s authorized designee, receives the order.

Orders received by financial intermediaries other than Authorized Intermediaries that are transmitted to the Fund by the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on that day will be effected at the NAV per share determined as of the close of regular trading on the NYSE on that day.  Otherwise, the orders will be processed at the next determined price.  It is the financial intermediary’s responsibility to transmit orders so that they will be received by the Fund before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances in which economies may be achieved in sales of the Fund’s shares.

Please retain this supplement with your Prospectus
and Statement of Additional Information